CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of American Laser Healthcare Corporation (the “Company”) for the fiscal year ended September 30, 2013 (the “Report”), I, David Janisch, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 (i)

the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

 (ii)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ David Janisch

David Janisch

Chief Executive Officer and Principal Accounting Officer

Date:  January 14, 2014